UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 20, 2020

Bank of Commerce Holdings

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

555 Capitol Mall, Suite 1255
Sacramento, California 95814
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (800) 421-2575

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BOCH	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

The 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Bank of Commerce Holdings (the “Company”) was held on May 20, 2020. There were 17,243,625 shares outstanding and entitled to vote at the Annual Meeting. Of those shares, 14,319,821 were present in person or by proxy. The following matters were voted upon at the Annual Meeting:

1.	Proposal No. 1 – The election of 10 directors, each to serve for a term of one year and until the 2021 annual meeting or until their successors have been elected and qualified;

2.	Proposal No. 2 – The ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2020; and

3.	Proposal No. 3 – An advisory vote to approve the compensation of the Company’s named executive officers.

The following is a summary of the voting results for the matters voted upon by the shareholders:

Proposal No. 1 – The following 10 directors, each to serve on the Board of Directors for a term of one year and until the 2021 annual meeting or until their successors have been elected and qualified, were elected:

DIRECTOR’S NAME	FOR	WITHHELD	BROKER NON-VOTES
Orin N. Bennett	9,906,403	1,423,742	2,989,676
Gary R. Burks	9,925,788	1,404,357	2,989,676
Randall S. Eslick	10,966,369	363,776	2,989,676
Joseph Q. Gibson	11,101,655	228,490	2,989,676
Jon W. Halfhide	9,898,499	1,431,646	2,989,676
David J. Inderkum	11,063,390	266,755	2,989,676
Linda J. Miles	11,049,619	280,526	2,989,676
Karl L. Silberstein	11,101,466	228,679	2,989,676
Terence J. Street	10,022,299	1,307,846	2,989,676
Lyle L. Tullis	10,854,314	475,831	2,989,676

Proposal No. 2 – The ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for 2020 was ratified.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
14,077,678	235,941	6,202	0

Proposal No. 3 – The advisory vote to approve the compensation of the Company’s named executive officers was approved.

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
10,530,390	198,225	601,530	2,989,676

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2020
/s/ James A. Sundquist
By: James A. Sundquist
Executive Vice President – Chief Financial Officer

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